                                EXHIBIT (10)(a)



                          REVOLVING CREDIT AGREEMENT


          THIS REVOLVING CREDIT AGREEMENT, dated as of October 23, 1996 (the "Agreement"), by and between Hampshire Funding, Inc., a corporation organized and existing under the laws of the State of New Hampshire (the "Borrower"), and SunTrust Bank, Atlanta, a Georgia banking corporation (the "Bank").


                             W I T N E S S E T H:
                             --------------------

          THAT for and in consideration of the sum of $10.00 in hand paid by the Bank to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01. Definitions. In addition to the other terms defined
                        -----------
herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance" shall mean any advance by the Bank under the Commitment.
           -------

          "Agreement" shall mean this Revolving Credit Agreement, either as
           ---------
originally executed or as it may be from time to time supplemented, amended, renewed or extended.

          "Business Day" shall mean a day of the year on which commercial banks
           ------------
are not required or authorized to close in Atlanta, Georgia.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and the regulations promulgated and the rulings issued thereunder.

          "Commitment" shall mean, the amount set forth in Section 2.01 hereof.
           ----------

          "Debt" shall mean (i) indebtedness for borrowed money or for the
           ----
deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) financial obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above; provided, however, the term "Debt" shall not
                                 --------  -------
include any indebtedness, financial obligation or other obligation of Borrower or any Subsidiary owing to any corporation or other entity that is wholly owned (directly or indirectly) by the Borrower, the Guarantor or The Chubb Corporation.

          "Default" shall mean any event that, with notice or lapse of time or
           -------
both, would constitute an Event of Default.

          "Dollar" and the sign "$" shall mean lawful money of the United States
           ------
of America.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "Eurodollar Business Day" shall mean any day on which commercial banks
           -----------------------
are open for domestic and international business, including dealings in United States dollar deposits, in London, England, New York, New York, and Atlanta, Georgia.

          "Eurodollar Rate" shall mean, with respect to any Interest Period
           ---------------
relating thereto, the rate per annum equal to the quotient of (a) the average (rounded upwards to the nearest 1/100 of 1%) of the rate at which deposits in immediately available funds in United States dollars are available to the Bank in the London interbank eurodollar market two Eurodollar Business Days prior to the beginning of such Interest Period at or about 10:00 a.m. Atlanta, Georgia time, for delivery on the first day of such Interest Period for a period equal to such Interest

                                   30 of 54
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Period and in an amount substantially equal to the amount of such Advance, divided by (b) a number equal to 1.00 minus the aggregate of the rates (expressed as a decimal) of reserve requirements in effect on the date two Business Days prior to the beginning of such Interest Period (including without limitation basic, supplemental, marginal and emergency reserves under the regulations of the Board of Governors of the Federal Reserve System or any successor thereto), as now and from time to time in effect, dealing with reserve requirements for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

          "Event of Default" shall have the meaning set forth in Article VII.
           ----------------

          "Guarantor" shall mean Chubb Life Insurance Company of America, a New
           ---------
Hampshire corporation.

          "Guaranty" shall mean the guaranty executed by the Guarantor in
           --------
substantially the form of Exhibit B hereto, either as originally executed or as
                          ---------
it may be from time to time supplemented, modified, amended, renewed or extended.

          "Interest Period" shall mean a period of one, two, three or six months
           ---------------
as the Borrower may elect as provided in this Agreement; provided, however,
                                                         --------  -------
that:

          (i) the Interest Period for any Advance shall commence on the expiration date of the immediately preceding Interest Period;

          (ii) if any Interest Period would otherwise expire on a day which is not a Eurodollar Business Day, such Interest Period shall expire on the next succeeding Eurodollar Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Eurodollar Business Day but is a day of the month after which no further Eurodollar Business Day occurs in such month, such Interest Period shall expire on the next preceding Eurodollar Business Day;

          (iii) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (iv) below, end on the last Eurodollar Business Day of a calendar month; and

          (iv)   no Interest Period shall extend beyond the Termination Date.

          "Lien" shall mean any mortgage, pledge, security interest,
           ----
encumbrance, lien or charge of any kind (including any written agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

          "Loan Documents" shall mean and include, as the context requires, this
           --------------
Agreement, the Note, the Guaranty and any and all other instruments, agreements, documents and writings contemplated hereby or executed in connection herewith.

          "Person" shall mean an individual, partnership, corporation (including
           ------
a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" shall mean any "employee benefit plan" maintained by or on
           ----
behalf of Borrower, any Subsidiary, or any ERISA Affiliate, as defined in
Section 3(3) of ERISA.

          "Prime Rate" shall mean the per annum rate of interest designated from
           ----------
time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change.

          "Restricted Subsidiary" shall mean Hampshire Syndications, Inc.
           ---------------------

          "Revolving Credit Note" or "Note" shall mean a promissory note of the
           ---------------------      ----
Borrower payable to the order of the Bank, in substantially the form of Exhibit A attached hereto, evidencing the maximum aggregate principal indebtedness of the Borrower to the Bank under the Commitment, either as originally executed or as it may be from time to time supplemented, modified, amended, renewed or extended.

                                   31 of 54

          "Subsidiary" shall mean any corporation or other entity of which
           ----------
securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by a corporation.

          "Termination Date" shall mean the Termination Date of the Commitment
           ----------------
as defined in Section 2.07.

          SECTION 1.02. Accounting Terms. Unless otherwise specified herein,
                        ----------------
all accounting terms not specifically defined herein shall be construed as having the respective meanings customary under generally accepted accounting principles consistently applied from and after the date of the initial Advances.


                                  ARTICLE II

                           AMOUNT AND TERMS OF LOANS
                           -------------------------

          SECTION 2.01. Commitment and Revolving Credit Note. Subject to and
                        ------------------------------------
upon the terms and conditions set forth in this Agreement, the Bank establishes until October 22, 2001 a revolving credit in favor of the Borrower in aggregate principal at any one time outstanding equal to SIXTY MILLION DOLLARS ($60,000,000.) (the "Commitment"). Within the limit of the Commitment, the Borrower may borrow, repay and reborrow under the terms of this Agreement; provided, however, that the Borrower may neither borrow nor reborrow should there exist a Default or an Event of Default. All Advances shall be evidenced by a single Revolving Credit Note payable to the Bank in the form of Exhibit A
                                                                     ---------
attached hereto. The Revolving Credit Note shall be dated the date hereof, shall be payable to the order of the Bank in the principal amount of $60,000,000, shall bear interest as hereinafter provided and shall mature on October 22, 2001, or sooner should the principal and accrued interest thereon become immediately due and payable as provided for hereinafter. The aggregate principal amount of each Advance under the Commitment shall be not less than $500,000 and shall be in integral multiples of $100,000.

          SECTION 2.02. Interest on Revolving Credit Note. Interest shall
                        ---------------------------------
accrue on the unpaid principal amount of each Advance under the Commitment at a per annum rate equal to the Eurodollar Rate for an Interest Period of one, two, three or six months, plus an additional fifteen one-hundredths of one percent (0.15%) per annum, as selected by the Borrower, subject to and in accordance with the terms of this Agreement; provided that, the Borrower may not select a
                                  -------------
Eurodollar Rate for which the Interest Period would extend beyond October 22, 2001.

          SECTION 2.03. Method of Borrowing Under the Commitment. The Borrower
                        ----------------------------------------
shall give the Bank written or telephonic notice (promptly confirmed in writing) of any requested Advance under the Commitment (a "Notice of Borrowing") specifying (i) the amount of the Advance, (ii) the date the proposed Advance is to be made (which shall be a Eurodollar Business Day), and (iii) the duration of the initial Interest Period. Each Notice of Borrowing shall be given to the Bank not later than 11:00 a.m. (Atlanta, Georgia time) on the second Eurodollar Business Day preceding the day of such requested Advance. The Bank shall be entitled to rely on any telephonic Notice of Borrowing which it believes in good faith to have been given by a duly authorized officer or employee of the Borrower and any Advance made by the Bank based on such telephonic notice shall, when wired by the Bank to the Borrower's account, which account will be specified in the above-described notice given by Borrower to Bank, be Advances for all purposes hereunder.

          SECTION 2.04. Selection of Successive Interest Periods. The Borrower
                        ----------------------------------------
shall give the Bank telephonic notice (promptly confirmed in writing) at least three Business Days prior to the continuation of any Advance, such notice to specify the Interest Period selected by the Borrower for such Advance. If the Bank does not receive timely notice of any succeeding Interest Period selected by the Borrower as provided for herein or if the Borrower selects an Interest Period which is not available under Section 2.02, the Borrower shall be deemed to have selected an Interest Period of one month.

          SECTION 2.05. Revolving Credit Note Interest Payment Dates. Interest
                        --------------------------------------------
on the Revolving Credit Note shall be payable (i) on the last day of the relevant Interest Period for Interest Periods of 90 days or less, (ii) every 90 days after the date of the Advance for Interest Periods greater than 90 days, and (iii) on the Termination Date.

          SECTION 2.06. Prepayment of Advances Under the Commitment. The
                        -------------------------------------------
Borrower shall have the right to prepay Advances under the Commitment, in whole at any time or in part from time to time, without premium or penalty but with accrued interest on the principal amount prepaid to the date of such prepayment, provided that (i) the Borrower gives the Bank at least three Business Days' prior written notice of such prepayment, specifying the date such prepayment will occur and the Advances to be prepaid, (ii) each partial prepayment shall be in an amount of at least $500,000 or integral multiples thereof, and (iii) any Advance may only be prepaid on the last day of the then current Interest Period with respect thereto. If Borrower prepays any Advance on a day other than

                                   32 of 54
the last day of the then current Interest Period with respect thereto, whether at the option of Borrower or upon termination of the Commitment by the Bank as herein provided, the Borrower shall promptly pay, upon demand of the Bank, such amount or amounts as may be reasonably necessary to compensate the Bank for any loss or expense sustained or incurred by the Bank as a result of such payment. The Bank shall certify the amount of such loss or expense to the Borrower, and such certification shall be conclusive absent manifest error.

          SECTION 2.07. Revolving Credit Period; Termination Date. The unpaid
                        ------------------------------------ ----
principal balance and all accrued and unpaid interest on the Revolving Credit Note will be due and payable upon the first of the following dates or events to occur: (i) acceleration of the maturity of the Revolving Credit Note in accordance with the remedies contained in Section 7.02 of this Agreement;
(ii) termination of the Commitment by the Bank as provided in Section 2.08 of this Agreement or (iii) upon the expiration of the Commitment on October 22, 2001 (the "Termination Date").

          SECTION 2.08. Optional Termination by Bank. Borrower shall provide at
                        -----------------------------
least 14 days' prior written notice to the Bank before the Borrower, the Guarantor or the Restricted Subsidiary enters into any transaction of merger, consolidation, pooling of interest, joint venture, syndicate or other combination with any other Person or sells, leases, transfers or otherwise disposes of all or a substantial part of its assets (whether now owned or hereafter acquired), in any single transaction or series of related transactions, to any Person, provided that, no such notice need be given:

          (a) if the Restricted Subsidiary merges with the Guarantor provided that the Guarantor shall be the continuing or surviving corporation; or

          (b) if the Restricted Subsidiary sells, leases or otherwise disposes of any of its assets to the Guarantor.

Upon receipt of such notice, the Bank may in its sole discretion terminate the Commitment effective on the termination date specified in a written notice to the Borrower, which termination date shall be at least 60 days after the date of the Bank's written notice to the Borrower. Upon such termination date the Borrower will pay to Bank the unpaid principal balance and all accrued but unpaid interest then owing upon all outstanding Advances.

          SECTION 2.09. Facility Fee. The Borrower shall pay to the Bank a
                        ------------
facility fee on the full amount of the Commitment at a rate equal to 0.06% per annum calculated on a year of 360 days for the actual number of days elapsed (the "Facility Fee"). Such Facility Fee shall accrue from and including the date this Agreement is executed (but excluding the Termination Date) and shall be payable on the last Business Day of each calendar quarter and on the Termination Date.

          SECTION 2.10. Illegality. Notwithstanding any other provisions of
                        ----------
this Agreement, if any change in any applicable law, regulation or directive, or in the interpretation or application thereof shall make it unlawful or impractical for the Bank to make or maintain any Advance at a rate of interest based upon the Eurodollar Rate, the obligation of the Bank hereunder to make or maintain Advances based upon the Eurodollar Rate shall forthwith be cancelled and the Borrower shall, if any Advances are then outstanding, promptly upon request from the Bank, either, at the option of the Borrower, pay all such Advances or convert such Advances to bear interest at the Prime Rate. If any such payment or conversion is made on a day that is not the last day of the then current Interest Period, the Borrower shall promptly pay, upon demand of the Bank such amount or amounts as may be necessary to compensate the Bank for any loss or expense sustained or incurred by the Bank as a result of such payment or conversion. The Bank shall certify the amount of such loss or expense to the Borrower, and such certification shall be conclusive absent manifest error.

          SECTION 2.11. Increased Costs. In the event that any change (other
                        ---------------
than any change by way of imposition or increase of reserve requirements included in the calculation of the Eurodollar Rate) in any applicable law, treaty or governmental regulation, or in the interpretation or application thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) from any central bank or other U.S. or foreign financial, monetary or other governmental authority, shall: (a) subject the Bank to any tax of any kind whatsoever with respect to this Agreement or any Advance or change the basis of taxation of payments to the Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of the Bank); (b) impose, modify, or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by or committed to be extended by any office of the Bank, including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or (c) impose on the Bank any other condition with respect to this Agreement, the Note, or any Advance hereunder; and the result of any of the foregoing is to increase the cost to the Bank of making or committing to make, renewing or maintaining any Advance or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any

                                   33 of 54

Advance, THEN, IN ANY CASE, the Borrower shall promptly pay from time to time, upon demand of the Bank, such reasonable additional amounts as will compensate the Bank for such additional cost or such reduction, as the case may be. The Bank shall certify the amount of such additional cost or reduced amount to the Borrower, and such certification shall be conclusive absent manifest error.

          SECTION 2.12. Failure to Complete Borrowings. The Borrower hereby
                        ------------------------------
agrees to indemnify the Bank and hold the Bank harmless from any loss, cost or expense it may sustain or incur as a consequence of the failure by the Borrower to complete any borrowing after a Notice of Borrowing has been given to the Bank, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Advance when the Advance, as a result of such failure, is not made on such date. The Bank shall certify the amount of its loss or expense to the Borrower, and such certification shall be conclusive absent manifest error.

          SECTION 2.13. Capital Adequacy. If, after the date of this Agreement,
                        ----------------
the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, promptly upon demand by the Bank, the Borrower shall pay the Bank such additional amount or amounts as will compensate the Bank for such reduction, but in no event will such compensation exceed the rate of return that would have been received by Bank in the absence of such adoption, change or compliance. A certificate of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, the Bank may use any reasonable averaging and attribution methods.

          SECTION 2.14. Survival. The obligations of the Borrower under
                        --------
Sections 2.10, 2.11 and 2.12 shall survive termination of this Agreement and payment of the Note but only to the extent such obligations arose prior to such termination and payment.

          SECTION 2.15. Effect of Interest Periods on Loan Maturities; Re-
                        -------------------------------------------------
Lending. Any other provision of this Agreement to the contrary notwithstanding,
-------
each Advance hereunder shall be due and payable in full on the last day of the Interest Period applicable to such Advance, on which day the Bank agrees to make a further loan in an amount not more than the Advance so matured, subject to the terms and conditions of Section 3.02; provided, however, the commitment to make loans by the Bank as described in Section 2.01 hereof shall not be limited hereby.

          SECTION 2.16. Making of Payments. The Facility Fee and all payments
                        ------------------
of principal of, or interest on, the Note shall be made in immediately available funds to the Bank at its principal office in Atlanta, Georgia. All such payments shall be made not later than 11:00 a.m. (Atlanta, Georgia time) and funds received after that hour shall be deemed to have been received by the Bank on the next following Business Day.

          SECTION 2.17. Default Rate of Interest. If the Borrower shall fail to
                        ------------------------
pay on the due date therefor, whether by acceleration or otherwise, any principal owing under the Note, then interest shall accrue on such unpaid principal from the due date until and including the date on which such principal is paid in full at a rate of interest equal to the Prime Rate plus an additional one percent (1%) per annum.

          SECTION 2.18. Calculation of Interest. Interest payable on the Note
                        -----------------------
shall be calculated on the basis of a year of 360 days and paid for the actual number of days elapsed.

                                   34 of 54

                                  ARTICLE III

                           CONDITIONS TO BORROWINGS
                           ------------------------

          The obligation of the Bank to make an Advance to the Borrower hereunder is subject to the satisfaction of the following conditions:

          SECTION 3.01. Conditions Precedent to Initial Advance.  At the time of
                        ---------------------------------------
the making by the Bank of the initial Advance hereunder, all obligations of the Borrower to the Bank incurred prior to the initial Advance (including, without limitation, the Borrower's obligation to reimburse the fees and disbursements of counsel to the Bank and any fees payable to the Bank on or prior to such date) shall have been paid in full, and the Bank shall have received the following, each dated as of the date of the initial Advance, in form and substance satisfactory to the Bank:

          (a) A duly executed Note payable to the order of the Bank in the principal amount of the Commitment.

          (b) Copies of the organizational papers of each of the Borrower and Guarantor certified as true and correct by the Secretary of State of the State of its incorporation, and certificates from the Secretaries of State of the State of incorporation of the Borrower and Guarantor certifying their respective good standing as a corporation in such States.

          (c) Certified copies of the by-laws of the Borrower and Guarantor, of resolutions of the Board of Directors of the Borrower approving this Agreement and the Note and the borrowings hereunder, of resolutions of the Board of Directors of the Guarantor approving the Guaranty and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Note and the Guaranty.

          (d) A certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to execute this Agreement and the Note and the other documents to be delivered by it hereunder and a certificate of the Secretary or Assistant Secretary of the Guarantor certifying the names and true signatures of the officers of Guarantor authorized to execute the Guaranty and the other documents to be delivered by it hereunder.

          (e)   The duly executed Guaranty.

          (f) Favorable written opinions of counsel for the Borrower with respect to the matters set forth in Sections 4.01, 4.02, 4.03, 4.04, 4.08, 4.10 and 4.11 of this Agreement and of counsel for the Guarantor with respect to the matters set forth in Sections 1.01, 1.02, 1.03, 1.04, 1.08 and 1.10 of the Guaranty, and covering such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request.

          (g) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all Loan Documents and other documents incident thereto or delivered in connection therewith shall be satisfactory in form and substance to the Bank.

          SECTION 3.02. Conditions Precedent to Each Advance. At the time of
                        ------------------------------------
the making by the Bank of each Advance hereunder (including the initial Advance)
(a) the following statements shall be true (and each of the giving by the Borrower of a Notice of Borrowing in accordance with Section 2.03 hereof and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

          (i) The representations and warranties contained in Article IV hereof are true and correct on and as of the date of such Advance as though made on and as of such date, and

          (ii) No Default or Event of Default exists or would result from such Advance or from the application of the proceeds therefrom; and

(b) the Bank shall have received such other approvals, opinions or documents as it may reasonably request.

                                   35 of 54

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Borrower represents and warrants as follows:

          SECTION 4.01. Corporate Existence. The Borrower is a corporation duly
                        -------------------
organized, validly existing and in good standing under the laws of the State of New Hampshire and each Subsidiary is duly organized, validly existing and in good standing under the law of the jurisdiction in which it is incorporated. The Borrower and each Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary.

          SECTION 4.02. Corporate Power and Authority; Contravention. The
                        --------------------------------------------
execution, delivery and performance by the Borrower of this Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action), and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or by-laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound, or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          SECTION 4.03. Enforceability. This Agreement and the Note are the
                        --------------
legal, valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability of either of them may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and by general principles of equity, whether considered in a proceeding at law or in equity.

          SECTION 4.04. Governmental Consent. Neither the nature of the
                        --------------------
Borrower or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby is such as to require any authorization, consent, approval, order, license, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings, if any, after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the Note, and the other Loan Documents or fulfillment of or compliance with the terms and provisions hereof or thereof.

          SECTION 4.05. Insurance. Each property owned by the Borrower or any
                        ---------
of its Subsidiaries is insured for the benefit of the Borrower or a Subsidiary in amounts deemed adequate by the Borrower's management against risks customarily insured against by Persons operating businesses similar to those of the Borrower or its Subsidiaries in the localities where such properties are located.

          SECTION 4.06. Financial Statements. The Borrower has furnished the
                        --------------------
Bank with the following financial statements, identified by the chief financial officer of the Borrower: consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1995, 1994 and 1993, and consolidated statements of income, retained earnings and changes in financial position of the Borrower and its Subsidiaries for such years, all certified by Ernst & Young. All such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and normal year end adjustments) , have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and show all liabilities, direct and contingent, of the Borrower and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Borrower and its Subsidiaries as at the dates thereof, and the statements of income and statements of retained earnings and changes in financial position fairly present the results of the operations of the Borrower and its Subsidiaries for the periods indicated. There has been no material adverse change in the business, condition or operations (financial or otherwise), or prospects of the Borrower and its Subsidiaries taken as a whole since December 31, 1995.

          SECTION 4.07. Taxes. The Borrower and each of its Subsidiaries has
                        -----
filed all federal, state and other income tax returns which are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with

                                   36 of 54
generally accepted accounting principles. Federal, state and other income tax returns of the Borrower and its Subsidiaries have been examined and reported on by the taxing authorities or closed by applicable statutes and satisfied for all fiscal years prior to and including the fiscal year ended on December 31, 1990.

          SECTION 4.08. Actions Pending. There is no action, suit,
                        ---------------
investigation, or proceeding pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or any properties or rights of the Borrower or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body, which might result in any material adverse change in the business, condition or operations (financial or otherwise), or prospects of the Borrower and its Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or the Note.

          SECTION 4.09. Title to Properties. The Borrower and each of its
                        -------------------
Subsidiaries has good and marketable title to its respective real properties (other than real properties that it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheet as at December 31, 1995, hereinabove described (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 6.01. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operations of such properties and assets. All such leases are valid and subsisting and in full force and effect.

          SECTION 4.10. Federal Reserve Regulations. Each Advance will be used
                        ---------------------------
solely for the purposes specified in this Agreement and none of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" in the Borrower's name or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any such "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" as to the Bank. As used in this Section 4.10 the terms "margin stock" and "purpose credit" shall have the meanings assigned to such terms in Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System. Neither the Borrower nor any agent of the Borrower acting on its behalf has taken or will take any action which might cause this Agreement or the Note to violate Regulations G, T, U, or X or (to the best knowledge of the Borrower) any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as now in effect or as the same may hereafter be in effect.

          SECTION 4.11. Conflicting Agreements or Other Matters. Neither the
                        ---------------------------------------
Borrower nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition or prospects. Neither the execution or delivery of this Agreement or the other Loan Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to, the charter or by-laws of the Borrower or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Borrower or any of its Subsidiaries is subject. Neither the Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Borrower of the type to be evidenced by the Note.

          SECTION 4.12. Possession of Franchises, Licenses, Etc. The Borrower
                        ---------------------------------------
and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of their respective properties and assets, and neither the Borrower nor any of its Subsidiaries is in violation of any thereof.

          SECTION 4.13. Compliance with ERISA. As of the date hereof each Plan
                        ---------------------
maintained by Borrower or any Subsidiary is in compliance with ERISA in all material respects.

          SECTION 4.14. Disclosure. Neither this Agreement nor any other
                        ----------
document, certificate or statement furnished to the Bank by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Borrower or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Borrower can now foresee) materially adversely affect the

                                   37 of 54
business, property or assets, or financial condition of the Borrower or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Bank by or on behalf of the Borrower prior to the date hereof in connection with the transactions contemplated hereby.

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

          So long as the Note shall remain unpaid or the Bank shall have any Commitment hereunder, the Borrower will, unless the Bank shall otherwise consent in writing:

          SECTION 5.01. Corporate Existence; Maintenance of Properties. (i) Do
                        ----------------------------------------------
or cause to be done all things necessary to preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its respective corporate existence, rights and franchises, (ii) cause its properties and the properties of its Subsidiaries used or useful in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, all as in the judgment of the Borrower may be necessary so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times and (iii) will and will cause each of its Subsidiaries to qualify and remain qualified to conduct business in each jurisdiction where the nature of the business or ownership of property by the Borrower, or such Subsidiary, as the case may be, may legally require such qualification.

          SECTION 5.02. Compliance with Laws, Etc. Comply, and cause each of
                        -------------------------
its Subsidiaries to comply in all material respects, with all applicable federal, state, and local laws, rules, regulations and orders, including, without limitation, all federal, state and local laws, rules, regulations and orders relating to insurance activities.

          SECTION 5.03. Taxes and Claims. Pay, and cause each of its
                        ----------------
subsidiaries to pay and discharge, or cause to be paid and discharged,
(i) before the same shall become delinquent, all taxes, assessments and other governmental charges levied or imposed upon it or upon its income, profits or properties and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon and of its property, provided that, in each case, neither the Borrower nor any Subsidiary shall be required to pay or cause to be paid or discharged any such tax, assessment, charge or claim whose amount or validity is being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained and, provided, further, that the Borrower shall, and shall cause each Subsidiary to, pay all such taxes, assessments, charges and claims forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

          SECTION 5.04. Compliance with Other Agreements. Conduct, and cause
                        --------------------------------
each Subsidiary to conduct, its business operations and obtain all necessary permits and licenses in compliance with all agreements, indentures and mortgages to which it is a party or by which it or any of its properties is bound.

          SECTION 5.05. Inspection of Property.  For purposes of verifying
                        ----------------------
compliance with the terms of this Agreement, the Borrower will permit any Person designated in writing by the Bank, at the Bank's expense, to visit and inspect any of the properties of the Borrower and any of its Subsidiaries, to examine the corporate books and financial records of the Borrower and its Subsidiaries and make copies thereof and take extracts therefrom, and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as the Bank may reasonably request.

          SECTION 5.06. Business. Remain, and cause each Subsidiary to remain,
                        --------
substantially in the respective business in which the Borrower and each Subsidiary is engaged as of the date of this Agreement.

          SECTION 5.07. Reporting Covenants. Deliver to the Bank:
                        -------------------

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and changes in financial position for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Ernst & Young or other independent public accountants acceptable to the Bank, which report will be unqualified as to scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the end of such fiscal year, and the consolidated results of operations and changes in financial position of the Borrower and

                                   38 of 54
its Subsidiaries for such fiscal year in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such consolidated financial statements was made in accordance with generally accepted auditing standards;

          (b) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, retained earnings and changes in financial position for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year end adjustments) as to fairness of presentation, preparation in accordance with generally accepted accounting principles and consistency of accounting methods by the chief financial officer of the Borrower;

          (c) forthwith upon the occurrence of any Default or Event of Default, a certificate of the chief financial officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) promptly after (i) the occurrence thereof, notice of the institution by any Person of any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency, or official, against the Borrower, any Subsidiary, or any material property of any of them, which action, suit, proceeding, investigation or arbitration would be deemed material under generally accepted accounting principles or (ii) the receipt of actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration, each such notice under this subsection to specify, if known, the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit, proceeding, investigation or arbitration, and any other significant features of the claim;

          (e) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries, as the Bank may from time to time reasonably request.

          SECTION 5.08. Use of Proceeds. The proceeds of each Advance under the
                        ---------------
Commitment will be used solely to fund policyholder loans secured by mutual fund shares.

                                  ARTICLE VI

                              NEGATIVE COVENANTS
                              ------------------

          So long as the Note shall remain unpaid or the Bank shall have any Commitment hereunder, the Borrower will not, without the written consent of the
Bank:

          SECTION 6.01. Liens, Etc. Create, assume or suffer to exist, or
                        ----------
permit any of its Subsidiaries to create, assume or suffer to exist, any Lien upon any of its property or assets whether now owned or hereafter acquired, except:

          (a) Liens for taxes or assessments or other governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in accordance with generally accepted accounting principles;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workmens' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (other than obligations for the payment of borrowed money);

          (d) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Borrower or any of its Subsidiaries or any of their respective properties.

                                   39 of 54

          SECTION 6.02. Debt. Create, incur, assume or suffer to exist, or
                        ----
permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt which at any time shall exceed the aggregate principal sum of $200,000.

          SECTION 6.03. Shareholders Equity. Permit its total shareholders'
                        -------------------
equity, determined in accordance with generally accepted accounting principles, to be less than $1,000,000. at any time.

          SECTION 6.04. ERISA Compliance. Neither borrower nor any Subsidiary
                        ----------------
will take, or fail to take nor permit any ERISA Affiliate to take, or fail to take, any action with respect to a Plan including, but not limited to,
(i) establishing any Plan, (ii) amending any Plan, (iii) terminating or withdrawing from any Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA, where such action or failure could have a material adverse effect on the financial condition or operations of Borrower or any Subsidiary, result in a lien on their property, or require Borrower or any Subsidiary to provide any security.

                                  ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

          SECTION 7.01. Events of Default. Any one or more of the following
                        -----------------
shall constitute an Event of Default hereunder:

          (a) The Borrower fails to pay when due any payment of principal or interest due on the Note or any other sum payable hereunder within five (5) days after such principal, interest or other sums becomes due and payable; or

          (b) Any representation or warranty contained herein or deemed to have been made hereunder or made by or furnished on behalf of the Borrower in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; or

          (c) The Borrower fails to perform or observe any covenant, term or condition contained in Section 5.07 or 5.08 or Article VI of this Agreement; or

          (d) The Borrower fails to perform or observe any other material covenant or material agreement of this Agreement not specifically referred to elsewhere in this Section 7.01 and such failure shall continue for more than 10 calendar days; or

          (e) Any representation or warranty contained in the Guaranty or deemed to have been made in the Guaranty or made by or furnished on behalf of the Guarantor in connection with the Guaranty shall be false or misleading in any respect as of the date made or deemed to have been made; or

          (f)    The Guarantor fails to perform any covenant contained in
Article II of the Guaranty or terminates, withdraws, or denies liability under, the Guaranty; or

          (g) The Borrower ceases to be wholly-owned (directly or indirectly) by Guarantor; or

          (h) The Borrower, the Guarantor or the Restricted Subsidiary (i) defaults in any payment of principal or interest on any other obligation for money borrowed (or any obligation under a capital lease, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage, or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or (ii) fails to perform or observe any other agreement, term or condition contained in any agreement under which any obligation described in clause (i) is created (or if any other event shall occur and be continuing thereunder) with an outstanding principal balance in excess of $25,000,000. and the effect of such failure or other event is to cause or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to any stated maturity; or

          (i) The Borrower, the Guarantor or the Restricted Subsidiary fails to pay its debts generally as they become due or shall admit in writing its inability to pay its debts generally; or

          (j) The Borrower, the Guarantor or the Restricted Subsidiary shall make or take any action to make an assignment for the benefit of creditors, petition or take any action to petition any tribunal for the

                                   40 of 54
appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence or take any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect including, without limitation, the Bankruptcy Code; or, if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, in which an order for relief is entered which remains unstayed and in effect for more than 60 days; or the Borrower, the Guarantor or the Restricted Subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer to exist any such custodianship, receivership or trusteeship; or any corporate action is taken by the Borrower or any Subsidiary for the purpose of effecting any of the foregoing; or

          (k) The Borrower, the Guarantor or the Restricted Subsidiary shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid while the Borrower, the Guarantor or the Restricted Subsidiary is insolvent; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint; or

          (l) Any order, judgment or decree is entered in any proceedings against the Borrower, the Guarantor or the Restricted Subsidiary decreeing the dissolution of the Borrower, the Guarantor or the Restricted Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (m) A judgment or order for the payment of money in an amount in excess of $30,000,000 or otherwise materially adverse to the business, financial condition, results of operations or prospects of the Borrower, the Guarantor or the Restricted Subsidiary is rendered against the Borrower, the Guarantor or the Restricted Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          SECTION 7.02. Remedies on Default.
                        -------------------

          (a) Upon the occurrence and during the continuation of an Event of Default (other than an Event of Default described in Section 7.01(j)), the Bank may, at its election, (i) terminate all obligations to the Borrower, including, without limitation, all obligations to make Advances under this Agreement, (ii) declare the Note, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy, receivership or other judicial proceedings) immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived.

          (b) Upon the occurrence of an Event of Default under Section 7.01(j), (i) all obligations of the Bank to the Borrower, including, without limitation, all obligations to make Advances under this Agreement, shall terminate automatically and (ii) the Note, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy, receivership or other judicial proceedings) shall be immediately due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are expressly waived.

          (c) Upon the occurrence of an Event of Default and acceleration of the Note as provided in (a) or (b) above, the Bank may pursue any remedy available under this Agreement, under the Note, or under any other Loan Document, or available at law or in equity, all of which shall be cumulative.

          (d) All payments with respect to this Agreement received by the Bank after the occurrence of an Event of Default and acceleration of the Note, shall be applied first, to the costs and expenses incurred by the Bank as a
                 -----
result of the Default, second, to the payment of accrued and unpaid fees, third,
                       ------                                             -----
to the payment of accrued and unpaid interest on the Note, to and including the date of such application, fourth, to the payment of the unpaid principal of the
                          ------
Note, and fifth, to the payment of all other amounts then owing to the Bank
          -----
under the Loan Documents. No application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Bank hereunder or under applicable law.

                                   41 of 54

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          SECTION 8.01. No Waiver. No delay or failure on the part of the Bank
                        ---------
or any holder of any of the Note in the exercise of any right, power or privilege granted under this Agreement, under any other Loan Document, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against the Bank unless made in writing and signed by the Bank, and then only to the extent expressly specified therein.

          SECTION 8.02. Notices. Unless otherwise provided herein, all notices,
                        -------
requests and other communications provided for hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given at the following addresses:

          (1) If to the Bank,       SunTrust Bank, Atlanta
                                    711 Fifth Avenue, 16th Floor
                                    New York, New York 10022
                                    Attention:  U.S. Corporate - Northeast Group
                                    Telecopy: (212) 371-9386


          (2) If to Borrower,       Hampshire Funding, Inc.
                                    One Granite Place, P.O. Box 515
                                    Concord, N.H. 03302
                                    Attention: Russell C. Simpson
                                    Telecopy: (603) 229-6101

Any such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and the appropriate confirmation is received, (ii) if given by mail, upon the earlier of receipt or the third Business Day after such communication is deposited in the United States mails, registered or certified, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified herein. The Borrower or the Bank may change its address for notice purposes by notice to the other parties in the manner provided herein.

          SECTION 8.03. Governing Law. This Agreement and all other Loan
                        -------------
Documents shall become effective upon execution by the Bank in Atlanta, Georgia and shall be governed by and interpreted in accordance with the laws of the State of Georgia.

          SECTION 8.04. Survival of Representations and Warranties. All
                        ------------------------------------------
representations and warranties contained herein or made by or furnished on behalf of the Borrower in connection herewith shall survive the execution and delivery of this Agreement and all other Loan Documents.

          SECTION 8.05. Descriptive Headings. The descriptive headings of the
                        --------------------
several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          SECTION 8.06. Severability. If any part of any provision contained in
                        ------------
this Agreement or in any other Loan Document shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

          SECTION 8.07. Time Is of the Essence. Time is of the essence in
                        ----------------------
interpreting and performing this Agreement and all other Loan Documents.

          SECTION 8.08. Counterparts. This Agreement may be executed in any
                        ------------
number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

          SECTION 8.09. Payment of Costs. The Borrower shall pay all costs,
                        ----------------
expenses, taxes and fees (i) incurred by the Bank in connection with the preparation, execution and delivery of this Agreement and all other Loan Documents including, without limitation, the costs and professional fees of counsel for the Bank, whether or not

                                   42 of 54
the transaction contemplated hereby shall be consummated, and any and all stamp, intangible or other taxes that may be payable or determined in the future to be payable in connection therewith, but specifically excluding any franchise taxes at any time paid by Bank and all taxes at any time imposed on the overall net income of the Bank; (ii) incurred by the Bank in connection with administration of the Advances and the Loan Documents in accordance with the provisions thereof and the preparation, execution and delivery of any waiver, amendment or consent by the Bank relating to the Loan Documents, including, without limitation, the costs and professional fees of counsel for the Bank; and (iii) incurred by the Bank in enforcing the Loan Documents, including, without limitation, reasonable attorneys' fees of counsel for the Bank.

          SECTION 8.10. Successors and Assigns. This Agreement shall bind and
                        ----------------------
inure to the benefit of the Borrower and the Bank, and their respective successors and assigns; provided, however, the Borrower shall have no right to
                        -----------------
assign its rights or obligations hereunder to any Person. Notwithstanding anything in this Agreement to the contrary, the Bank shall have the right, but shall not be obligated, (i) to sell participations in the loans made pursuant hereto to non-affiliated banks and financial institutions; provided, however,
                                                           --------  -------
(a) any such participations sold by Bank shall be in a minimum principal amount of $10,000,000, and (b) no such participant shall have any rights hereunder, and
(c) the Bank shall have received the Borrower's written consent (which consent shall not be unreasonably withheld) prior to the sale of any such participation, and (ii) to sell participations in the loans made pursuant hereto to any affiliate of the Bank provided that no such participant shall have any rights
                      --------
hereunder.

          SECTION 8.11. Cumulative Remedies; No Waiver. The rights, powers, and
                        ------------------------------
remedies of the Bank provided herein or in any other Loan Document are cumulative and not exclusive of any right, power, or remedy provided by law or equity.

          SECTION 8.12. Amendments; Consents. No amendment, modification,
                        --------------------
supplement, termination, or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower, the Guarantor or the Restricted Subsidiary therefrom, may in any event be effective unless in writing signed by the Bank, and then only in the specific instance and for the specific purpose given.

          SECTION 8.13. Set-Off. Upon the occurrence and during the
                        -------
continuation of an Event of Default, the Borrower authorizes the Bank, without notice or demand, to apply any indebtedness due or to become due to the Borrower, the Guarantor or any Subsidiary of the Guarantor from the Bank in satisfaction of any of the indebtedness, liabilities or obligations of the Borrower under this Agreement or under any other Loan Document, including, without limitation, the right to set-off against any deposits or other cash collateral of the Borrower, the Guarantor or any Subsidiary of the Guarantor held by the Bank.

          SECTION 8.14. Indemnity. The Borrower agrees to protect, indemnify
                        ---------
and save harmless the Bank, and all directors, officers, employees and agents of the Bank, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any Person not a party to this Agreement and arising from or related or incident to this Agreement or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including, without limitation, reasonable attorneys' fees, and (iii) liabilities, judgments, settlements, penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not proximately caused by such Bank's gross negligence or willful misconduct or breach of this Agreement. The indemnity contained in this section shall survive the termination of this Agreement.

          SECTION 8.15. Usury. It is the intent of the parties hereto not to
                        -----
violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and the Borrower and the Bank agree that, should any provision of this Agreement or of the Note, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the
                   -------
outstanding principal indebtedness due to the Bank by the Borrower under this Agreement.

          SECTION 8.16. Jurisdiction and Venue. The Borrower agrees, without
                        ----------------------
power of revocation, that any civil suit or action brought against it as a result of any of its obligations under this Agreement or under any other Loan Document may be brought against it either in the Superior Court of Fulton County, Georgia, or in the United States District Court for the Northern District of Georgia, and the Borrower hereby irrevocably submits to the jurisdiction of such courts and irrevocably waives, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of the venue of such civil suit or action and any claim that such civil suit or action has been brought in an inconvenient forum, and the Borrower agrees that final judgment in any such civil suit or action shall be conclusive and binding upon it and shall be enforceable against it by suit upon such judgment in any court of competent jurisdiction.

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

          SECTION 8.17. Construction. Should any provision of this Agreement
                        ------------
require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agents prepared the same, it being agreed that the Borrower, the Bank and their respective agents have participated in the preparation hereof.

          SECTION 8.18. Entire Agreement. This Agreement and the other Loan
                        ----------------
Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto including, without limitation, any loan commitment from the Bank to the Borrower, are expressly superseded hereby. The execution of this Agreement and the other Loan Documents by the Borrower was not based upon any facts or materials provided by the Bank, nor was the Borrower induced to execute this Agreement or any other Loan Document by any representation, statement or analysis made by the Bank.

          SECTION 8.19. Confidentiality. Any information disclosed by the
                        ---------------
Borrower or the Guarantor to the Bank, which was (a) disclosed to Bank in connection with the arrangements provided for herein, (b) proprietary in nature and not available in the public domain at the time of disclosure to Bank, and
(c) subject to specific nondisclosure policies of Borrower or Guarantor, as the case may be, at the time of disclosure to Bank, shall not be disclosed by the Bank to any other Person except (i) to its directors, officers, employees and agents, including its independent accountants and legal counsel, (ii) to regulators and other Persons pursuant to statutory and regulatory requirements
(iii) pursuant to any mandatory court order, subpoena or other legal process
(iv) to the Bank or an affiliate thereof, (v) pursuant to any agreement heretofore or hereafter made between the Bank and the Borrower or the Guarantor which permits such disclosure, (vi) in connection with the exercise of any remedy under this Agreement or the Note (vii) in connection with any claim or defense asserted by or against Bank, Borrower, or Guarantor, or (viii) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any loan or Commitment. The provisions of this Section 8.19 shall be deemed satisfied by the Bank if and to the extent the Bank shall have used its reasonable best efforts to maintain the confidentiality of the data or information referred to above, exercising the same degree of care that the Bank would accord to its own confidential information or documents.

          WITNESS the hand and seal of the parties hereto through their duly authorized officers, as of the date first above written.


                                    BORROWER:

                                    Hampshire Funding, Inc.


                                    By:
                                        ---------------------------------------
                                    Title:
                                           ------------------------------------
[CORPORATE SEAL]

                                    Attest:
                                           ------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK:



                                    SunTrust Bank, Atlanta


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------
[BANK SEAL]                         And:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------

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